UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 16, 2005

(Date of earliest event reported): March 11, 2005

Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)

1-13003	75-2259890

(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247

(Address of principal executive offices)	(Zip Code)

214-631-1166

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

      On March 11, 2005, Silverleaf Resorts, Inc. sold the water distribution and waste water treatment utilities assets at eight of its timeshare resorts for an aggregate purchase price of $13.2 million, which resulted in a gain of approximately $1.0 million.

      During 2004, the Company entered into an asset purchase agreement (the “Agreement”) between the Company, as seller, and Algonquin Water Resources, of Texas, LLC, a Texas limited liability company; Algonquin Water Resources of Missouri, LLC, a Missouri limited liability company; Algonquin Water Resources of Illinois, LLC, an Illinois limited liability company; Algonquin Water Resources of America, Inc., a Delaware corporation; and Algonquin Power Income Fund, an open-ended investment trust established under the laws of Ontario, Canada (collectively, the “Purchasers”). Pursuant to the Agreement, the Company conditionally agreed to sell to the Purchasers the water distribution and waste water treatment utilities at eight of its resorts located in Texas, Missouri, and Illinois for an aggregate cash purchase price of $13.2 million. However, the effectiveness and mutual enforceability of the Agreement was conditioned upon, among other things, receiving the approval of the Company’s senior lenders who held liens on these assets. All conditions to the effectiveness of the Agreement were met on March 11, 2005, the date on which the Company and the Purchasers closed the sale of these utilities assets.

      Purchasers and their affiliates own electricity generating, water distribution, and waste water handling facilities in Canada and the United States. Certain of the Purchasers have entered into a services agreement to provide uninterrupted water supply and waste water treatment services to the Company’s eight timeshare resorts to which the transferred utility assets relate. The Purchasers will charge the Company’s timeshare resorts the tariffed rate for those utility services that are regulated by the states in which the resorts are located. For any unregulated utility services, the Purchasers will charge a rate set in accordance with the ratemaking procedures of the Texas Commission on Environmental Quality.

      The proceeds of the Company’s sale of these utility assets will be used to reduce senior debt in accordance with the Company’s loan agreements with its senior lenders.

      Notwithstanding the closing of this sale of utilities assets, the Agreement contains provisions relating to the required post-closing receipt of customary governmental approvals from utility regulators in Missouri and Texas. Specifically, if the Purchasers do not receive required approvals from Missouri regulators relating to the utility assets in Missouri (the “Missouri Assets”) within twelve months of closing, the Missouri Assets will be reconveyed to the Company, the transaction involving the Missouri Assets will be rescinded, and the Company will be obligated to return to the Purchasers approximately $3.8 million of the purchase price attributable to the Missouri Assets. Similarly, if the Purchasers do not receive required approvals from Texas regulators relating to the utility assets in Texas (the “Texas Assets”) within eighteen months of closing, the Texas Assets will be reconveyed to the Company, the transaction involving the Texas Assets will be rescinded, and the Company will be obligated to return to the Purchasers approximately $6.2 million of the purchase price attributable to the Texas Assets.

Item 2.01 Completion of Acquisition or Disposition of Assets

      As described in Item 1.01 above, the Registrant disposed of certain water distribution and waste water treatment utilities assets on March 11, 2005. The response to Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.01.

Item 8.01 Other Events

      On March 15, 2005, the Company issued a press release announcing the sale of certain water distribution and waste water treatment utilities assets in Illinois, Texas and Missouri. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Index No.	Description of Exhibit
10.1	Asset Purchase Agreement dated August 29, 2004 between the Company; Algonquin Water Resources of Texas, LLC; Algonquin Water Resources of Missouri, LLC; Algonquin Water Resources of Illinois, LLC; Algonquin Water Resources of America, Inc.; and Algonquin Power Income Fund

10.2	First Amendment dated as of October 12, 2004 to Asset Purchase Agreement between the Company; Algonquin Water Resources of Texas, LLC; Algonquin Water Resources of Missouri, LLC; Algonquin Water Resources of Illinois, LLC; Algonquin Water Resources of America, Inc.; and Algonquin Power Income Fund

10.3	Second Amendment dated as of October 20, 2004 to Asset Purchase Agreement between the Company; Algonquin Water Resources of Texas, LLC; Algonquin Water Resources of Missouri, LLC; Algonquin Water Resources of Illinois, LLC; Algonquin Water Resources of America, Inc.; and Algonquin Power Income Fund

10.4	Third Amendment dated as of November 10, 2004 to Asset Purchase Agreement between the Company; Algonquin Water Resources of Texas, LLC; Algonquin Water Resources of Missouri, LLC; Algonquin Water Resources of Illinois, LLC; Algonquin Water Resources of America, Inc.; and Algonquin Power Income Fund

10.5	Fourth Amendment dated as of November 12, 2004 to Asset Purchase Agreement between the Company; Algonquin Water Resources of Texas, LLC; Algonquin Water Resources of Missouri, LLC; Algonquin Water Resources of Illinois, LLC; Algonquin Water Resources of America, Inc.; and Algonquin Power Income Fund

10.6	Fifth Amendment dated as of November 16, 2004 to Asset Purchase Agreement between the Company; Algonquin Water Resources of Texas, LLC; Algonquin Water Resources of Missouri, LLC; Algonquin Water Resources of Illinois, LLC; Algonquin Water Resources of America, Inc.; and Algonquin Power Income Fund

10.7	Sixth Amendment dated as of November 30, 2004 to Asset Purchase Agreement between the Company; Algonquin Water Resources of Texas, LLC; Algonquin Water Resources of Missouri, LLC; Algonquin Water Resources of Illinois, LLC; Algonquin Water Resources of America, Inc.; and Algonquin Power Income Fund

10.8	Seventh Amendment dated as of January 2005 to Asset Purchase Agreement between the Company; Algonquin Water Resources of Texas, LLC; Algonquin Water Resources of Missouri, LLC; Algonquin Water Resources of Illinois, LLC; Algonquin Water Resources of America, Inc.; and Algonquin Power Income Fund

10.9	Eighth Amendment dated as of February 22, 2005 to Asset Purchase Agreement between the Company; Algonquin Water Resources of Texas, LLC; Algonquin Water Resources of Missouri, LLC; Algonquin Water Resources of Illinois, LLC; Algonquin Water Resources of America, Inc.; and Algonquin Power Income Fund

10.10	Services Agreement dated as of March 8, 2005 between the Company, Algonquin Water Resources of Texas, LLC, Algonquin Water Resources of America, Inc.; and Algonquin Power Income Fund

99.1	Press Release dated March 15, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: March 16, 2005	SILVERLEAF RESORTS, INC.
	By:	/S/ HARRY J. WHITE, JR.
		Name:	Harry J. White, Jr.
		Title:	Chief Financial Officer

Exhibit Index

Index No.	Description of Exhibit
10.1	Asset Purchase Agreement dated August 29, 2004 between the Company; Algonquin Water Resources of Texas, LLC; Algonquin Water Resources of Missouri, LLC; Algonquin Water Resources of Illinois, LLC; Algonquin Water Resources of America, Inc.; and Algonquin Power Income Fund

10.2	First Amendment dated as of October 12, 2004 to Asset Purchase Agreement between the Company; Algonquin Water Resources of Texas, LLC; Algonquin Water Resources of Missouri, LLC; Algonquin Water Resources of Illinois, LLC; Algonquin Water Resources of America, Inc.; and Algonquin Power Income Fund

10.3	Second Amendment dated as of October 20, 2004 to Asset Purchase Agreement between the Company; Algonquin Water Resources of Texas, LLC; Algonquin Water Resources of Missouri, LLC; Algonquin Water Resources of Illinois, LLC; Algonquin Water Resources of America, Inc.; and Algonquin Power Income Fund

10.4	Third Amendment dated as of November 10, 2004 to Asset Purchase Agreement between the Company; Algonquin Water Resources of Texas, LLC; Algonquin Water Resources of Missouri, LLC; Algonquin Water Resources of Illinois, LLC; Algonquin Water Resources of America, Inc.; and Algonquin Power Income Fund

10.5	Fourth Amendment dated as of November 12, 2004 to Asset Purchase Agreement between the Company; Algonquin Water Resources of Texas, LLC; Algonquin Water Resources of Missouri, LLC; Algonquin Water Resources of Illinois, LLC; Algonquin Water Resources of America, Inc.; and Algonquin Power Income Fund

10.6	Fifth Amendment dated as of November 16, 2004 to Asset Purchase Agreement between the Company; Algonquin Water Resources of Texas, LLC; Algonquin Water Resources of Missouri, LLC; Algonquin Water Resources of Illinois, LLC; Algonquin Water Resources of America, Inc.; and Algonquin Power Income Fund

10.7	Sixth Amendment dated as of November 30, 2004 to Asset Purchase Agreement between the Company; Algonquin Water Resources of Texas, LLC; Algonquin Water Resources of Missouri, LLC; Algonquin Water Resources of Illinois, LLC; Algonquin Water Resources of America, Inc.; and Algonquin Power Income Fund

10.8	Seventh Amendment dated as of January 2005 to Asset Purchase Agreement between the Company; Algonquin Water Resources of Texas, LLC; Algonquin Water Resources of Missouri, LLC; Algonquin Water Resources of Illinois, LLC; Algonquin Water Resources of America, Inc.; and Algonquin Power Income Fund

10.9	Eighth Amendment dated as of February 22, 2005 to Asset Purchase Agreement between the Company; Algonquin Water Resources of Texas, LLC; Algonquin Water Resources of Missouri, LLC; Algonquin Water Resources of Illinois, LLC; Algonquin Water Resources of America, Inc.; and Algonquin Power Income Fund

10.10	Services Agreement dated as of March 8, 2005 between the Company, Algonquin Water Resources of Texas, LLC, Algonquin Water Resources of America, Inc.; and Algonquin Power Income Fund

99.1	Press Release dated March 15, 2005